__________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM N-CSR S
______________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  December 31

DATE OF REPORTING PERIOD:  June 30, 2011

The Thai Capital Fund, Inc.

Item 1.  Reports to Stockholders.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company.  The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies.  The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager"), the Fund's investment manager, and the Fund.  The Fund's investments through the Investment Plan are managed by the Manager.

Stockholder Information

The Fund's shares are listed on the NYSE Amex US LLC ("NYSE Amex"), formerly the American Stock Exchange.  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE Amex, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE Amex trading symbol is "TF".  The Fund's weekly NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020.  Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings.  The Fund has also placed its Fund governance documents on its website under the section titled "Information" which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund's Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website.  The Fund has filed with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2011.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.daiwast.com.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054.  All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the "Plan Agent") at the address shown below.

Certifications

The Fund's principal executive officer has certified to the NYSE Amex that, as of June 2, 2011, he was not aware of any violation by the Fund of applicable NYSE Amex corporate governance listing standards.  The Fund also has included the certifications of the Fund's principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent.  A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Telephone:  (866) 669-9905; (718) 921-8124
www.amstock.com

The Thai Capital Fund, Inc.

Shareholder Letter (unaudited)

July 13, 2011
Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET") and the Fund's performance for the six months ended June 30, 2011.

Thai Stock Market Overview

For the first half of 2011, the SET Index increased 8.72 points or 0.84% to close at 1041.48.  The market drivers included:

In January 2011, the Thai market posted a significant correction, driven by concerns about China's tightening monetary policy and portfolio re-allocation by foreign investors from TIP markets (Thailand, Indonesia and Philippines) to other regions.  Although local factors were positive in the fourth quarter 2010 ("4Q10"), earnings results for the financial sector were solid and the political situation improved due to constitutional amendments, external factors were overwhelmingly negative and led to significant foreign net selling.

In February 2011, the Thai market was highly volatile before closing slightly higher.  Negative factors included foreign equity outflows during the month due to Asian inflation concerns and political instability in the Middle East such as Egypt and Libya.  However, local market sentiment was supported by positive factors like progress on Thai politics and strong 4Q10 earnings results especially from companies in the energy sector.

In March 2011, the SET Index posted a strong performance, especially in the second half of the month as foreign equity inflows returned to Asia and the Thai stock market following U.S. dollar weakness and potential earnings revisions in the region.  In addition to foreign buying, internal factors like political optimism ahead of the mid-year election more than offset external turbulence such as the Japanese earthquake and nuclear crisis and Middle East tension.

In April 2011, the SET Index posted a favorable rise, driven by continued foreign equity inflows and stronger than expected results from the financial sector.  The major theme in April was the new round of U.S. dollar weakness following the difference in degree of monetary loosening between the United States and Eurozone.  As the impact of global risks like the Japanese crisis and European rating downgrades was minimal, U.S. dollar weakness drove across-the-board flows to Asian markets.

In May 2011, the movement of the SET Index was extremely volatile before closing slightly lower than the previous month.  External factors were negative for most of the month as concerns about Greece's mounting debt and the weak momentum of U.S. economic data triggered foreign outflows.  However, there were some periods of rebound, driven by first quarter 2011 earnings speculation and the announcement of the dissolution of the Thai parliament on May 10, 2011.  Overall sentiment turned more cautious during the last week of May as the SET Index had already priced in optimism surrounding the election and strong earnings results.

In June 2011, the SET Index moved down in response to both internal and external risk factors.  External risk factors included a slowdown in global economic growth accompanied by higher than expected inflation and the sovereign debt crisis in Greece that threatened to engulf the European banking system after Standard & Poor's Rating Services ("S&P") and Moody's Investor Service cut Greece's rating to junk status and warned of a possible downgrade of French and Italian bank ratings in response to the high probability of Greece's default risk.  Internal factors included political issues, with the general election scheduled for July 3, 2011, ushering in uncertainty over the future direction of the country, particularly after polls began to show that the Phue Thai Party was heading towards a strong win over the Democrats.  This was not expected by foreign investors, who are very sensitive to potential changes in policy direction when a new party takes the helm of government.  These factors caused foreign investors to become bearish toward the Thai stock market in June 2011.

Thai Stock Market Outlook

Investors viewed the landslide victory of the Phue Thai Party in the election positively as it provided stability to the Thai government.  The Thai market is expected to respond positively to the political developments in the early part of July 2011.  Foreign investors have been expected to cover short positions in response to the reduced political risk after their earlier sell-off.  Meanwhile, the passage by Greece's parliament of austerity measures that will allow it to avail itself of the bailout money provided by the European Union and International Monetary Fund is also expected to have a positive impact.  This might trigger increased profit taking in the short-term once all of the positive news has been priced in.

Even though Greece can now access new loans to stave off the debt default, credit ratings agencies are not happy with its debt profile.  S&P may consider the conversion of debt to long-term bonds as "selective default" and thus the European sovereign debt crisis is not nearly solved, and contagion throughout the EU banking system is still a concern.

After its landslide victory, the Phue Thai Party should begin to take action on their campaign promises as soon as they set up their government, which by law, must be formed within 60 days.  Local and foreign investors are thus likely to be looking closely at the new government's policies, particularly the populist policies such as an increase in the minimum daily wage and a cut in corporate taxes, since both have the power to significantly affect the earnings of listed companies.  The pro-growth policies are expected to impact the macro economy by raising inflation risk and weaken the fiscal budget if the government does not take care to ensure that spending does not overwhelm revenue.  This uncertainty could again raise the caution flag for foreign investors and curtail their re-entry into the Thai stock market.

Banks will announce second quarter 2011 earnings results in the last week of July with expected net profit growth of about 20% year over year in aggregate, backed by strong loan and fee income growth.  On the other hand, the sustainability of the trend towards higher net interest margins remains questionable despite the increase in the policy interest rate.

In terms of valuation, based on forecasted earnings per share growth of 18.3% in 2011, the Thai stock market is trading on a price-to-earnings ratio for 2011 of 12x and a price-to-book value ratio of 1.9x with dividend yield of 3.7% (Source:  Bloomberg forecast as of 6/30/2011).

Following a sharp rebound in the SET Index which increased to near 1100 points after the general election in Thailand, we expect a consolidation of the market in the near future.  In the longer run, with both improving internal and external market conditions, we still see a positive outlook for the Thai stock market.  However, as domestic factors are expected to be somewhat stronger than external market conditions, we expect that domestic consumption sectors will outperform external-related sectors, such as commodities.

Performance Evaluation

As of June 30, 2011, the Fund had total net assets of US$38.9 million equivalent to a net asset value ("NAV") per share of US$10.90.  Of this amount, equity securities accounted for 98.43%; the remainder was in cash and bank deposits.

For the first half of 2011, the SET Index was up 0.84% in Thai Baht terms while the return on the Fund's portfolio was down 6.33%, underperforming the benchmark by 7.17%.  For the six months ended June 30, 2011, in U.S. Dollar terms, the NAV return, assuming reinvestment of the U.S.$2.70 per share dividend paid on June 23, 2011, was negative 5.68% and the SET Index was down 1.11%.

Portfolio Management

Effective June 22, 2011, Mr. Vijchu Chantatab resigned as the Fund's portfolio manager and was replaced by Mr. Suchai Sutapak and Ms. Charupatra Tonglongya.  SCB Asset Management Co., Ltd. has employed Mr. Sutapak and Ms. Tonglongya since June 6, 2011.  Mr. Sutapak previously was employed at Kasikorn Asset Management Co., Ltd. and Bualuang Securities Co., Ltd. as a Senior Fund Manager and has 16 years of experience as an analyst and portfolio manager.  Ms. Tonglongya previously was employed at Kasikorn Asset Management Co., Ltd. as a Senior Vice President and has 21 years of experience as an analyst and portfolio manager.

Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Martin J. Gruber
Martin J. Gruber
Chairman of the Board

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments
June 30, 2011 (unaudited)

COMMON STOCKS—98.43%

Shares		Value	Shares		Value
Banks—19.12%			Health Care Services—3.29%
376,500	Bangkok Bank		743,800	Bangkok Dusit
	Public Co., Ltd.	$1,937,826		Medical Services
450,000	Kasikornbank			Public Co., Ltd.	$1,278,119
	Public Co., Ltd.	1,803,061	Petrochemicals—18.30%
3,354,900	Krung Thai Bank		1,865,300	Indorama Ventures
	Public Co., Ltd.	2,054,614		Public Co., Ltd.	2,825,494
25,083,900	TMB Bank		9,571,000	IRPC Public Co., Ltd.	1,668,030
	Public Co., Ltd.	1,634,247	546,700	PTT Chemical
		7,429,748		Public Co., Ltd.	2,617,937
Commerce—3.62%					7,111,461
975,600	CP ALL		Property Development—12.66%
	Public Co., Ltd.	1,406,299	3,389,600	Amata Corporation
Construction—9.44%				Public Co., Ltd.	1,479,606
12,241,400	Sahaviriya Steel Industries		7,234,600	Land and House
	Public Co., Ltd.*	462,575		Public Co., Ltd.	1,355,112
278,700	The Siam Cement		4,106,000	SinoThai Engineering &
	Public Co., Ltd.	3,204,826		Construction
		3,667,401		Public Co., Ltd.	1,618,442
Energy—19.87%			1,336,400	Supalai
73,200	Banpu Public			Public Co., Ltd.	465,814
	Co., Ltd.	1,707,328			4,918,974
1,916,700	Esso Thailand		Transportation—2.45%
	Public Co., Ltd.	705,546	42,926,000	BTS Group Holdings
793,400	PTT Aromatics & Refining			Public Co., Ltd.	950,872
	Public Co., Ltd.	969,206	Total Common Stocks
239,100	PTT Public Co., Ltd.	2,609,259	(Cost—$40,348,110)		38,244,277
713,100	Thai Oil
	Public Co., Ltd.	1,730,611
		7,721,950
Food and Beverage—9.68%
3,912,100	Charoen Pokphand Foods
	Public Co., Ltd.	3,759,453

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments (concluded)
June 30, 2011 (unaudited)

SHORT-TERM INVESTMENTS—4.01%
Principal Amount (000)		Value
THAI BAHT SAVINGS ACCOUNT—3.32%
39,587	Bangkok Bank
	Savings Account,
	0.625%, due 7/1/11	$1,289,583
U.S. DOLLAR TIME DEPOSIT—0.69%
268	JPMorgan Chase Bank,
	0.05%, due 7/1/11	267,548
Total Short-Term Investments
(Cost—$1,561,372)		1,557,131
Total Investments—102.44%
(Cost—$41,909,482)		39,801,408
Liabilities in excess of other
assets—(2.44%)		(948,146)
NET ASSETS (Applicable to 3,564,814
shares of capital stock outstanding;
equivalent to $10.90 per
share) 100.00%		$38,853,262

_________________
* Non-income producing securities.

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

EQUITY CLASSIFICATIONS HELD June 30, 2011 (unaudited)		TEN LARGEST EQUITY POSITIONS HELD June 30, 2011 (unaudited)
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Energy	19.87%	Charoen Pokphand Foods Public
Banks	19.12	Co., Ltd.	9.68%
Petrochemicals	18.30	The Siam Cement Public Co., Ltd.	8.25
Property Development	12.66	Indorama Ventures Public Co., Ltd.	7.27
Food and Beverage	9.68	PTT Chemical Public Co., Ltd.	6.74
Construction	9.44	PTT Public Co., Ltd.	6.72
Commerce	3.62	Krung Thai Bank Public Co., Ltd.	5.29
Health Care Services	3.29	Bangkok Bank Public Co., Ltd.	4.99
Transportation	2.45	Kasikornbank Public Co., Ltd.	4.64
		Thai Oil Public Co., Ltd.	4.45
		Banpu Public Co., Ltd.	4.39

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Assets and Liabilities
June 30, 2011 (unaudited)

Assets
Investment in securities, at value (cost—$41,909,482)	$39,801,408
Receivable for securities sold	221,835
Interest and dividends receivable	32,187
Prepaid expenses	5,305
Total assets	40,060,735
Liabilities
Accrued Thai tax provision	1,088,267
Payable for management fees	24,664
Payable for other affiliates	10,558
Accrued expenses and other liabilities	83,984
Total liabilities	1,207,473
Net Assets	$38,853,262
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
3,564,814 shares issued and outstanding	$35,648
Paid-in capital in excess of par value	40,111,550
Undistributed net investment income	344,958
Undistributed net realized gain on investments and foreign currency transactions	202,198
Net unrealized depreciation on investments and other assets and liabilities
denominated in foreign currency	(1,841,092)
Net assets applicable to shares outstanding	$38,853,262
Net Asset Value Per Share	$10.90

The Thai Capital Fund, Inc.

Consolidated Statement of Operations
For the Six Months Ended June 30, 2011 (unaudited)

Investment income:
Dividends	$874,721
Interest	8,054
Total investment income	882,775
Expenses:
Investment management fee and expenses	152,053
Investment advisory fee	124,368
Administration fee	85,500
Audit and tax services	38,680
Reports and notices to stockholders	30,516
Legal fees and expenses	29,753
Custodian fees and expenses	27,188
Directors' fees and expenses	22,315
Transfer agency fee and expenses	6,941
Insurance expense	4,029
Other	45,346
Total expenses before expense waivers	566,689
Less waiver of:
Administration fee	(24,393)
Investment advisory fee	(82,912)
Net expenses	459,384
Net investment income	423,391
Realized and unrealized gains from investment activities
and foreign currency transactions:
Net realized gains on investments, net of $184,745 Thai tax provision	1,479,620
Net realized foreign currency transaction losses	(92,852)
Net change in unrealized appreciation (depreciation) on equity investments
net of $(791,841) Thai tax benefit	(6,068,123)
Net change in unrealized appreciation (depreciation) on short-term investments and
other assets and liabilities denominated in foreign currency	(5,222)
Net realized and unrealized losses from investment activities and foreign
currency transactions	(4,686,577)
Net decrease in net assets resulting from operations	$(4,263,186)

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Increase (decrease) in net assets from operations:
Net investment income	$423,391	$821,336
Net realized gain (loss) on:
Investments	1,479,620	20,857,213
Foreign currency transactions	(92,852)	195,331
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(6,068,123)	(1,369,023)
Translation of short-term investments and other
assets and liabilities denominated in foreign currency	(5,222)	5,180
Net increase (decrease) in net assets resulting from operations	(4,263,186)	20,510,037
Dividends and distributions to stockholders from:
Net realized gains from investment and foreign currency transactions	(8,980,989)	(9,675,555)
Net investment income	(309,689)	(190,339)
Total dividends and distributions to stockholders	(9,290,678)	(9,865,894)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	1,158,975	3,731,947
Net increase (decrease) in net assets	(12,394,889)	14,376,090
Net assets:
Beginning of period	51,248,151	36,872,061
End of period (including undistributed net investment income
of $344,958 and $231,255, respectively)	$38,853,262	$51,248,151

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990.  It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"), the Fund's investment manager.  The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand.  In addition, the Investment Plan will expire in 2015, unless continuance is approved by Thailand's Securities and Exchange Commission ("Thai SEC"), which is unlikely.  Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate.  In the event of liquidation of the Investment Plan, the Fund's Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of its financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Stock Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices.  Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices.  In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe.  Short-term investments having a maturity of sixty days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).  The guidance establishes three levels of fair value hierarchy as follows:

Level 1—	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2—	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3—	Inputs that are unobservable.

A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes "observable" requires significant judgment by the Manager.  The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$39,801,408
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$39,801,408

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of June 30, 2011 is presented.  No significant transfers between Level 1 or Level 2 fair value measurements occurred during the six months ended June 30, 2011.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments ("POI").  Please refer to the POI for industry classifications of the portfolio holdings.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies.  Accordingly, no provision for U.S. federal income taxes is required.  As of June 30, 2011, the Fund did not have any unrecognized tax benefits.  The Fund's federal tax returns for the current and prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan.  Thai Baht remittances from the Investment Plan to the Fund during the term of the Investment Plan are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities.  Remittances for the payment of expenses (other than Thai withholding tax) are not subject to a Thai withholding tax.  The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.  The amount of Thai withholding taxes ultimately paid could be different from the amounts accrued depending on various factors, including whether unrealized gains are ultimately realized, the timing of the realization of gains, shareholder distribution reinvestment rates and the effect of exchange rates, and the difference could be material.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.  The Fund determines net asset value ("NAV") based on valuations made as of 5:00 p.m. Bangkok time, on each day the NAV is calculated.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed).  Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.  Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract.  The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan.  For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets.  At June 30, 2011, the Fund owed the Manager $24,664.  In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2011, expenses of $5,847 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

Under the International Investment Advisory Agreement, until June 2, 2011, Daiwa SB Investments (Singapore) Ltd. ("the Adviser") provided general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager made the ultimate decisions regarding investments.  In addition, the Adviser managed the Fund's assets held outside the Investment Plan.  The Fund paid to the Adviser a fee, which accrued weekly and was payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets.  In addition, as permitted by the Advisory Agreement, the Fund reimbursed the Adviser for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2011, no such out-of-pocket expenses were paid to the Adviser.  The Adviser voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2011.  At June 30, 2011, the Fund owed the Adviser no fees.

In connection with the Board of Directors' annual review of the Fund's Advisory Agreement, on June 2, 2011, the Board voted not to renew the Advisory Agreement.  The Advisory Agreement was terminated effective June 2, 2011.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund.  For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000.  DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2011.  In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2011, no out-of-pocket expenses were paid to DSTC.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund's compliance management system and the Fund's compliance review program.  This amount is included in the administration fee in the Fund's Statement of Operations.

DSTC also acts as custodian for the Fund's U.S. assets.  As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses.  During the six months ended June 30, 2011, DSTC earned $3,223, as compensation for its custodial services to the Fund.

At June 30, 2011, the Fund owed $8,333, $1,750 and $475 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

Bangkok Bank Public Company Ltd. is the custodian for the Fund's Thai assets.

The Fund paid or accrued $29,753 for the six months ended June 30, 2011 for legal services in conjunction with the Fund's ongoing operations provided by the Fund's law firm, Clifford Chance US LLP, to which the Fund's Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2011, the Fund made purchases of $64,025,815 and sales of $68,893,203 of investment securities, excluding short-term investments.  The aggregate cost of investments at June 30, 2011 for federal income tax purposes was $40,381,799, excluding short-term investments.  At June 30, 2011, net unrealized depreciation excluding short-term securities, aggregated $2,137,522 of which $883,549 related to appreciated securities and $3,021,071 related to depreciated securities.

Concentration of Risk

The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations.  Remittances from the Investment Plan require the approval of the Exchange Control Officer of the Bank of Thailand.  There can be no assurance that approval of remittances from the Investment Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.  During the six months ended June 30, 2011, 123,822 shares were issued on June 23, 2011 at the reinvestment price of $9.36.  The net asset value per share on that date was $10.77.  Of the 3,564,814 shares outstanding at June 30, 2011, Daiwa Capital Markets America Holdings Inc., a lead underwriter of the Fund and an affiliate of DSTC, owned no shares.  As of March 31, 2011, City of London Investment Management Company Ltd. held for itself or its clients 1,203,249 shares (33.8% of the shares outstanding).

The Thai Capital Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30, 2011		For the Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.89		$11.62	$7.32	$13.27	$10.11	$8.92
Net investment income	0.12	*(b)	0.26 *	0.13 *	0.14 *	0.17 *	0.16 *
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(1.36	)*(b)	6.20 *	4.34 *	(6.01)	3.19 *	1.31
Net increase (decrease) in net asset value
resulting from operations	(1.24)		6.46	4.47	(5.87)	3.36	1.47
Less: dividends and distributions to shareholders
Net investment income	(0.09)		(0.06)	(0.17)	(0.08)	(0.20)	(0.28)
Net realized gains on investments and
foreign currency transactions	(2.61)		(3.05)	—	—	—	—
Total dividends and distributions to shareholders	(2.70)		(3.11)	—	—	—	—
Dilutive effect of dividend reinvestment	(0.05)		(0.08)	—	—	—	—
Net asset value, end of period	$10.90		$14.89	$11.62	$7.32	$13.27	$10.11
Per share market value, end of period	$9.55		$13.63	$9.83	$6.71	$13.59	$11.21
Total investment return:
Based on market price at beginning and end of
period, assuming reinvestment of dividends	(9.72)%		69.70%	49.11%	(50.00)%	23.09%	27.89%
Based on net asset value at beginning and end of
period, assuming reinvestment of dividends	(5.68)%		56.83%	61.57%	(44.14)%	33.27%	16.24%

The Thai Capital Fund, Inc.

Financial Highlights(continued)

	For the Six Months Ended June 30, 2011		For the Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006
Ratios and supplemental data:
Net assets, end of period (in millions)	$38.9		$51.2	$36.9	$23.2	$42.0	$31.8
Ratios to average net assets of:
Expenses, before waivers of Administration
and Advisory fees and excluding Thai taxes
applicable to net investment income	2.41	%**	2.44%	2.93%	3.11%	2.57%	2.66%
Expenses, after waivers of Administration
and Advisory fees and including Thai taxes
applicable to net investment income	1.96	%**	2.14%	2.55%	2.65%	2.20%	2.39%
Expenses, after waivers of Administration
and Advisory fees and excluding Thai taxes
applicable to net investment income	1.96	%**	1.94%	2.36%	2.57%	2.04%	2.10%
Expenses, before waivers of Administration
and Advisory fees and including Thai taxes
applicable to net investment income	2.41	%**	2.65%	3.12%	3.19%	2.74%	2.95%
Net investment income	1.80	%**	1.82%	1.44%	1.21%	1.45%	1.57%
Portfolio turnover	141.89%		244.77%	70.92%	80.06%	90.30%	129.02%
______________
*	After Thai taxes applicable to net investment income and/or net realized and unrealized gains (losses).
(a)
Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarily computed except that the Fund's net asset value is substituted for the closing market value.

(b)	Calculated based on average shares outstanding.
**	Annualized.

The Thai Capital Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 2, 2011, the Annual Meeting of Stockholders of the Fund was held and the following matter was voted upon and passed.

Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2014.

	Number of Shares/Votes
Class II	Voted For	Proxy Authority Withheld
Austin C. Dowling	1,175,456	1,397,709
Rahn K. Porter	2,404,136	169,029

In addition to the Directors re-elected at the Meeting, Martin J. Gruber , David G. Harmer and Richard J. Herring were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others.  In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund.  The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you.  We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law.  For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials.  These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information.  Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to our stockholders.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Management
Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Thai Capital Fund, Inc. (the "Fund") held on June 2, 2011, the Board reviewed and considered the nature and extent of the investment advisory services provided by SCB Asset Management Co., Ltd. (the "Investment Manager") under the Investment Management Agreement.  The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund.  The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.  The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Stock Exchange of Thailand Index.  The Board noted that the Fund's return on its net asset value of the last one-year, three-year and five-year periods were higher than the Fund's benchmark over the same periods.  The Board further noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark; however, the Fund generally performed in line with its benchmark.  The Board concluded that the Fund's overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds and Accounts Advised by the Investment Manager

The Board reviewed and considered the advisory fee paid by the Fund under the Investment Management Agreement (the "Advisory Fee") and information showing the advisory fees paid by other funds and accounts managed by the Investment Manager as compared to the Advisory Fee.  The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 23 other closed-and open-end funds with advisory fees, with no funds having an advisory fee lower than the fee charged by the Investment Manager.  The Board concluded that the Advisory Fee was appropriate as compared to other funds and accounts advised by the Investment Manager.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund.  The Board noted that the advisory fee rate was higher for The Thai Fund than for the Fund despite the fact that the assets of The Thai Fund were significantly greater than that of the Fund.  In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country.  While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range.  The Board concluded that the Fund's Advisory Fee was competitive with these other country funds.  The Board did, however, note that the total expense ratio of the Fund was higher than that of The Thai Fund and many other country funds.  The Board attributed this higher total expense ratio to the lower net assets of the Fund.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Management
Agreement (unaudited) (concluded)

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fee schedule under the Investment Management Agreement and noted that it does not include any breakpoints.  The Board considered that the Fund is closed-end and that the Fund's assets are not likely to grow with new sales.  The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials previously provided to the Board.  Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Investment Manager is financially sound and has the resources necessary to perform its obligations under the Investment Management Agreement.  The Board noted that the Investment Manager's operations remain profitable.  The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Historical Relationship Between the Fund and the Investment Manager

The Board also reviewed and considered the historical relationship between the Fund and the Investment Manager, including the organizational structure of the Investment Manager, the policies and procedures formulated and adopted by the Investment Manager for managing the Fund's assets and the Board's confidence in the competence and integrity of the the Investment Manager's senior managers and key personnel.  The Board concluded that it is beneficial for the Fund to continue its relationship with the Investment Manager.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

BOARD OF DIRECTORS Martin J. Gruber, Chairman Austin C. Dowling David G. Harmer Richard J. Herring Rahn K. Porter	Semi-Annual Report June 30, 2011
OFFICERS John J. O'Keefe Vice President, Treasurer and Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
   (Thai Custodian)
Daiwa Securities Trust Company
   (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
The financial information included herein is taken from the records of the Fund without examination by the Independent Public Accounting Firm which does not express an opinion thereon.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Vijchu Chantatab, who has been the registrant's portfolio manager since March 2005 resigned from SCB Asset Management Co., Ltd. ("SCB Asset Management"), the registrant's investment manager, effective June 22, 2011.  On that day, Mr. Somjade Techa-intrawong assumed responsibility for the day-to-day management of the registrant's portfolio as the alternate portfolio manager.  Mr. Somjade Techa-intrawong joined SCB Asset management in April 2005 as an executive trainee in the Young Blood Program.  He worked as an investment analyst from September 2005 till September 2008 and has been an equity fund manager since September 2008.  On June 23, 2011, SCB Asset Management appointed Mr. Suchai Satupak and Ms. Charupatra Tonglongya as primary portfolio managers.  As of that day, Mr. Satupak and Ms. Tonlongya are jointly responsible for the day-to-day management of the registrant's portfolio.

Mr. Suchai Satupak joined SCB Asset Management in June 2011. Prior to that time, Mr. Suchai Satupak served as a senior fund manager at Kasikorn Asset Management Co., Ltd from June 2009 till April 2011.  Before working at Kasikorn Asset Management Co., Ltd., Mr. Suchai Satupak was a senior fund manager at Bualuang Securities Co., Ltd from February 2008 till February 2009 and a senior fund manager at American International Assurance (AIA) Co., Ltd.  from December 2005 till January 2008.

Ms. Charupatra Tonlongya joined SCB Asset Management in June 2011.  Prior to which, Ms. Charupatra Tonlongya worked at Kasikorn Asset Management Co., Ltd. as the head of the risk management unit from October 2008 till May 2011 and as a senior vice president of the Equity Fund Management Division from January 2006 till September 2008.

Other Accounts Managed by the Portfolio Managers. As of August 23, 2011, Mr. Suchai Satupak and Ms. Charupatra Tonlongya also jointly managed 28 other registered investment companies, with a total of approximately $1,770 million in assets, 32 pooled investment vehicles other than registered investment companies, with a total of approximately $1,410 million in assets and 34 other accounts, with a total of approximately $245 million in assets.

Because Mr. Suchai Satupak and Ms. Charupatra Tonlongya manage assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest.

For instance, Mr. Suchai Satupak and Ms. Charupatra Tonlongya may receive fees from certain funds that are higher than the fee they receive from the registrant. In those instances, Mr. Suchai Satupak and Ms. Charupatra Tonlongya may have an incentive to favor the higher fee accounts over the Fund. SCB Asset Management has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers.  As of August 23, 2011, Mr. Suchai Satupak and Ms. Charupatra Tonlongya each beneficially owned  $0 of equity securities of the registrant.

Portfolio Manager Compensation Structure.  Mr. Suchai Satupak and Ms. Charupatra Tonlongya each receive a combination of base compensation and discretionary compensation, comprising a cash bonus described below. The methodology used to determine each portfolio manager's compensation is applied across all accounts managed the respective portfolio manager.

Generally, each of Mr. Suchai Satupak and Ms. Charupatra Tonlongya's base salaries are based on the level of their position with the investment manager.  Mr. Suchai Satupak and Ms. Charupatra Tonlongya each may also receive a discretionary bonus comprising of a cash bonus. Their respective bonuses are directly calculated from SCB Asset Management's performance and their contribution to the business objectives of the investment manager.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a2(a) of the Investment Company Act of 1940, as amended

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  August 25, 2011

By	\s\ Anthony Cambria
Anthony Cambria, Principal Executive Officer

Date:  August 25, 2011

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 25, 2011

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Cambria, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 25, 2011

By	\s\ Anthony Cambria
Anthony Cambria, Principal Executive Officer

EXHIBIT (b)

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 25, 2011

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 25, 2011

By	\s\ Anthony Cambria
Anthony Cambria, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.